Events after the Reporting Period	12 Months Ended
Dec. 31, 2021
Events after the Reporting Period
Events after the Reporting Period

31.Events after the Reporting Period

NetJets Agreement

In December 2021 and February 2022, Lilium entered into a non-binding Memoranda of Understanding (“MOU”) with NetJets and one of its affiliates. Lilium and NetJets are in discussions on how to collaborate on new products and commercial offerings. The proposed arrangement with NetJets remains subject to the parties finalizing commercial terms and definitive documentation. As of the date these financial statements were approved, no contracts with respect to any collaborations have been executed.

Restricted Stock Units

In connection with the ongoing activities, the Group approved a grant of up to 180,000 Restricted Stock Units to external advisors.